SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                  FORM 8-K/A
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event Reported) September 19, 2002


                        L & L FINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


       NEVADA                    000-32505                 91-2103949
(State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                     Identification No.)


                     26318 127th AVENUE SE, KENT, WA  98031-7970

       (Address of principal executive office)        (Zip Code)

Registrant's Telephone Number, Including Area Code   (206) 779-3068


                                      N/A
          (Former name or former address if changed since last report)






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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

       N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

       N/A

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

L & L Financial Holdings, Inc. (the "Registrant" or "L & L") hereby reports that it had retained the firm Epstein, Weber & Conover, PLC ("Weber") on August 12, 2002, to serve as its independent auditor for the L & L's financial statements for the fiscal year ended April 30, 2002, and has accepted the resignation of Moores Rowland ("Rowland") as the Registrant's independent auditors on August 9, 2002. The decision to accept the resignation of Rowland was approved by the Registrant's Board of Directors.

Rowland was engaged on April 23, 2002 to serve as L & L's independent auditor for the audit of Registrant's financial statements with the fiscal year ended April 30, 2002. As of the date of resignation, Rowland has not issued any audit report on the Registrant's financial statements.

Rowland mentioned four (4) accounting issues as its open items as of the date of resignation. The nature, extent of each issue involved, and how each disagreement was resolved by Weber, the succeeding accountant, are summarized as follows:

1. GROUP STRUCTURE

Nature of the issue
Rowland was unable to verify L & L's group structure. As a result, the audit cannot be completed on time.

Extent
The Registrant's organization structure covers both the US and Asia. It consists of a 100% fully controlled L&L investments Holdings, Inc. and two subsidiaries. One of the subsidiaries is incorporated in Hong Kong, the other in the State of Nevada. The Hong Kong subsidiary conducts its daily operations, while the Nevada subsidiary has an investment portfolio. The Registrant's operation is small, with sales less than US$1 million and asset less than US$2 millions.

How the disagreement resolved.
The item remains as an open item with Rowland, on the date of its resignation.

Weber,  an  American  CPA  firm,  was able to communicate, test and  verify  the
Registrant's  corporate  structure.  Weber   satisfies   Registrant's  corporate
structure.

Adjustment made
No adjustment is proposed.

2. INTANGIBLE ASSET - Rowland indicated that the Registration has agreed with the elimination of such an asset, but Registrant has not notified the Hong Kong (local) registrar office of the adjustment, at the time of Rowland's resignation.

Extent. The issue is of $205,128.

How the disagreement resolved.
It remains as an open item with Rowland, on the date of its resignation.

The Registrant has eliminated the intangible items from the balance sheet. The local (Hong Kong) matter was handled by the succeeding local CPA firm, and to the local CPA's satisfaction. Weber satisfied the account.

Adjustment made
A reversal entry of $205,128 was made on the Registrant's financial statements.

3. INVESTMENT PORTFOLIO

Nature:
Rowland expressed reservations on the amount of the Registrant's investments portfolio. Rowland had not reached a conclusion on how to handle it, on the date of its resignation.

Extent:
L & L has a portfolio, invested in four privately held companies held for strategic growth purposes. The balance amounted to $1.19 M.

How the disagreement resolved.
The issue remains as an open item with Rowland, on the date of its resignation.

The portfolio account was audited by Weber. As the privately held securities do not trade publicly on an exchange, therefore do not have a readily determinable fair value. The registrant's original purchase costs of those four privately held companies were in line with the fair market value of those stocks. The fair market values are determined by independent appraisers. Weber satisfies the reasonableness of the proper accounting treatment. Weber noted, L & L entered into rescission agreements with two of the four companies with which the Registrant had made investments. Weber suggested and the Registrant agreed, on a conservative basis, to decrease the portfolio investment by $552,500 to $637,500 on the balance sheet. Weber also noted that investments are analyzed annually by the Registrant for indications of impairment. Weber satisfied $637,500 as L & L`s portfolio investment balance.

Adjustment made
A adjustment was made to reduce the investment by $552,500 on the Registrant's financial statements.

4. COLLECTIBILITY OF ACCOUNTS RECEIVABLE

Nature
Rowland noted that certain account receivables been outstanding for more than one year, with small repayments still coming in. Rowland had doubts on its collectibility, but did not reach a conclusion on the date of its resignation..

Extent
$363,000 was recorded as receivables. Some of the balance outstanding for over one year, were still receiving repayments or collections. It is known in Asia that the collection period is longer. Despite of the recent terrorist attacks and global business slow-down, the Registrant is still able to collect small amounts from clients.

How the disagreement resolved.
The issue remains as an open item with Rowland, on the date of its resignation.

The issue was studied by Weber. Weber noted that a) it is management practice to pre-screen its clients, and the Registrant has not experienced any material losses in the past several years of operations, due to the un-collectable accounts, b) subsequent to the Registrants' fiscal year end, Weber verified that the Registrant continuously receives some cash payments from its debtors, c) a contract which the Registrant has a provision in the contracts with a client whereby the Registrant will be required to refund 80% of fees paid to the Registrant, if the Registrant fails to produce certain results provided for in the contract. On such a contract, the Registrant has yet to meet such provisions, therefore the receivable is still outstanding. Should the Registrant be unable to produce the required deliverables, the Registrant would be required to refund $138,400 of previously recognized revenue. Any cash payment if this provision is invoked would be $42,600. The difference is attributable to the unpaid portion of the billings to the contract as of April 30, 2002, d) It is management's belief that those receivable amount can be collected and will continue to collect small payment from the clients. e) Weber made a disclosures of the major contract as mentioned under c) above, and recorded it as the Registrant's "Commitments & Contingencies" under Note # 10 to the financial statements. Weber satisfies itself as to the reasonableness of the outstanding accounts receivable.

Adjustment made
No adjustment is made.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

       N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       N/A

ITEM 8. CHANGE IN FISCAL YEAR

       N/A

ITEM 9. REGULATION FD DISCLOSURE

       N/A



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                L & L FINANCIAL HOLDINGS, INC.


Date: January 14, 2003                          By:  /S/ Dickson Lee
                                       	        Dickson Lee, CEO